Exhibit 32.1

    Certification of Chief Executive Officer pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

I hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section. 906 of the Sarbanes-Oxley Act of 2002, that the accompanying Form 10-QSB of CN Bancorp, Inc. (the "Company") for the quarterly period ended March 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company


/s/Jan W. Clark

Jan W. Clark
President and Chief Executive Officer
May 16, 2005